UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2009

CHINA FRUITS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

0-22373
(Commission File Number)

58-2027283
(I.R.S. Employer Identification No.)

Fu Xi Technology & Industry Park, Nan Feng County
Jiang Xi Province, P. R. China
(Address of Principal Executive Offices) (Zip Code)

(86794) 326-6199
(Registrant's Telephone Number, Including Area Code)

Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

This Current Report on Form 8-K is filed by China Fruits Corporation., a Nevada corporation (“Registrant”), in connection with the items described below.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2 Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Exhibit-10.1 Equipment Sales Agreement Between China Fruits Corporation and Nanfeng Huaxia Wuqiannian Ecological Wine Village Ltd.
Signatures

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In order to help finance the development of the Registrant's fruit franchising business and establish a Tangerine Logistics Hub in Nanfeng, the Registrant has decided to discontinue its alcoholic beverage production business.  Management has decided that in China, alcoholic beverage production is a saturated business with limited growth potential.  As a result, on June 8, 2009, the Registrant entered into an Equipment and Inventory Sales Agreement (the “Agreement”) with Nanfeng Huaxia Wuqiannian Ecological Wine Village Ltd., a corporation organized and existing under the laws of the Peoples’ Republic of China (“Huaxia”), pursuant to which the Registrant has agreed to sell all of its’ equipment in connection with alcoholic beverage production (the “Equipment”) and the inventory of alcoholic beverage (the "Inventory") to Huaxia in exchange for a payment of approximately $450,000 (RMB 3,080,000). The Equipment sold hereto were included in the audited financial statements filed with Form 10-K for the year ended December 31, 2008 and comprise approximately 12% of the Registrant's total fixed assets. The payments will be made in full by Huaxia on or before August 31, 2009.

Huaxia is a “non-affiliate” of the Registrant as defined by Rule 144(a)(1) promulgated under the Securities Act of 1933.

An executed copy of the Agreement is attached hereto as Exhibit 10.1.

The Registrant currently has 36,129,689 issued and outstanding shares of common stock that trade on the Over-The-Counter Bulletin Board under the symbol "CHFR".

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit-10.1 Equipment and Inventory Sales Agreement Between China Fruits Corporation and Nanfeng Huaxia Wuqiannian Ecological Wine Village Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FRUITS CORPORATION

Date: June 10, 2009	By:	/s/ Chen, Quan Long
Chen, Quan Long President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description

10.1	Equipment and Inventory Sales Agreement Between China Fruits Corporation and Nanfeng Huaxia Wuqiannian Ecological Wine Village Ltd.